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                                                                    EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         I, John F. Burke, Chief Executive Officer and Chief Financial Officer of Annuity and Life Re (Holdings), Ltd. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003                      /s/ John F. Burke
                                        -----------------------------------
                                        Name:   John F. Burke
                                        Title:  Chief Executive Officer and
                                                Chief Financial Officer
















A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its Staff upon request.